                                                                   EXHIBIT 10.10


                               PROCEEDS AGREEMENT

     THIS AGREEMENT dated as of April 5, 1999 is made by and among PHILIP SERVICES CORP. ("PSC"), PHILIP SERVICES (DELAWARE), INC. ("PSI" and, together with PSC, the "Borrowers") and each of the direct and indirect subsidiaries of PSC which are Restricted Parties (together with the Borrowers, the "Philip Entities"), and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), solely as Administrative Agent (the "Administrative Agent"), on behalf of itself, the Lenders (as defined below), the Agents (as defined below) and their respective Eligible Affiliates.

WHEREAS:
     A. Pursuant to the Credit Agreement dated as of August 11, 1997, as amended from time to time (the "Credit Agreement") among the Borrowers, the Administrative Agent, BANKERS TRUST COMPANY ("BTCo"), as Syndication Agent, CIBC and BTCo, as Co-Arrangers, DRESDNER BANK CANADA and DRESDNER BANK AG NEW YORK BRANCH (collectively, "Dresdner"), as Documentation Agent (CIBC, BTCo and Dresdner, collectively, the "Agents"), and the various lenders from time to time parties thereto (collectively, the "Lenders"), the Lenders have made financial accommodation (including loans and letters of credit) available to the Borrowers (such financial accommodation being collectively, the "Loans"). The Restricted Subsidiaries executed guarantees of the obligations of one or both of the Borrowers under the Credit Agreement.

     B. The obligations of PSI and the Restricted Subsidiaries incorporated in the United States (together with PSI, the "US Entities") under the Credit Agreement and the guarantees were secured in accordance with those certain U.S. Security Agreements dated as of March 16, 1998, as supplemented, as well as various mortgages and other security documents. The obligations of PSC and its direct and indirect Restricted Subsidiaries incorporated in Canada (together with PSC, the "Canadian Entities") under the Credit Agreement and the guarantees were secured in accordance with those certain Canadian Security Agreements dated as of March 16, 1998, as supplemented, as well as various mortgages and other security documents (all guarantees and security documents, collectively with the Credit Agreement, the "Credit Documents"). The obligations of the Borrowers under the Credit Agreement were also secured pursuant to Section 6.01 of the Credit Agreement.

     C. Events of Default have occurred under the Credit Documents, and the Philip Entities have negotiated with certain of the Lenders: (i) a term sheet (the "Restructuring Term Sheet") containing the principal terms and conditions of a pre-arranged plan of reorganization or arrangement under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") and under the Companies' Creditors Arrangement Act (Canada) (the "CCAA"), and (ii) an agreement dated as of April 1, 1999 (the "Lock-Up Agreement") pursuant

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to which such Lenders have agreed, inter alia, to vote their claims as Lenders in favor of a plan of reorganization reflecting the terms of the attached Restructuring Term Sheet.

     D. The Philip Entities are indebted, jointly and severally, to the Lenders, in the principal amount of not less than $1,061,421,527.43 (such amount including issued and outstanding letters of credit having a face value of $55,387,658.00 less $930,058.73 of letters of credit cash collateral), together with accrued and unpaid interest and other fees, costs and expenses (collectively, the "Indebtedness"). The Indebtedness constitutes a legal, valid and binding obligation of the Philip Entities, enforceable in accordance with the terms of the Credit Documents and pursuant to applicable law, and no offsets, defenses or counterclaims to the Indebtedness exist.

     E. Except for possible de minimis exceptions not presently known by the Philip Entities, and subject to the Senior Liens (as defined below) and the Account Intermediary Liens (as defined below), as applicable, the Indebtedness is secured by valid and enforceable first-priority liens and security interests granted by the Philip Entities to CIBC as security agent (in such capacity, the "Security Agent"), for the Rateable benefit of the Lenders, upon all of the Philip Entities' present and future undertaking, property and assets of any kind, including, without limitation, (i) real property, (ii) accounts receivable, (iii) contracts and contract rights, (iv) inventory, (v) equipment, including without limitation, vehicles and rolling stock, (vi) trademarks, service marks and trade names, together with the registrations and right to all renewals thereof, and the goodwill symbolized by such trademarks, service marks and trade names, (vii) patents, (viii) copyrights, (ix) computer programs and all intellectual property rights therein and all proprietary information and trade secrets, (x) all other goods, general intangibles, chattel paper, documents, investment property, securities and instruments, and (xi) all proceeds and products of any of the forgoing (collectively, the "Collateral"). The Lenders' liens and security interests in the Collateral are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination, except (a) to the extent of pre-existing validly perfected and unavoidable liens and security interests that are senior to the Lenders' liens and security interests as of the date hereof (the "Senior Liens"), and (b) in regard to liens on Canadian accounts receivable and specified cash collateral addressed in documentation entered into in connection with the establishment of operating accounts of certain of the Canadian Entities at CIBC and the maintenance of operating accounts of certain of the US Entities at Comerica Bank and the establishment of the Permitted LC Facility under Amending Agreement No. 3 to the Credit Agreement (the "Account Intermediary Liens").

     F. Except for possible de minimis exceptions not presently known by the Philip Entities, by reason of the foregoing described liens and security interests, the Lenders have valid and perfected first-priority liens, subject to the Senior Liens and the Account Intermediary Liens, as applicable, on the assets of the Philip Entities, including, without limitation, all of the cash of the US Entities and the Canadian Entities, including all funds on deposit at the banks at which the US Entities and the Canadian Entities maintain their cash, all proceeds of the accounts of the US Entities and the Canadian Entities and all other "proceeds" (as such term is defined in Section 9-306(1) of the Uniform Commercial Code as enacted in the State of New York in the

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case of the US Entities and as such term is defined in the Personal Property
Security Act (Ontario) in the case of the Canadian Entities) of the Collateral (the "Cash Collateral").

     G. $68,504,644.00 representing proceeds of the sale of certain assets of the aluminum division of the Philip Entities (the "Aluminum Proceeds"), are presently being held by the Administrative Agent in an account titled in the Administrative Agent for the benefit of the Administrative Agent and the Lenders, subject to the Account Intermediary Liens. In light of the Events of Default which have occurred under the Credit Documents, the Lenders are entitled to apply the Aluminum Proceeds, as well as proceeds of other asset sales which may be consummated with the consent of the Required Lenders, in their sole discretion, subsequent to the date hereof and prior to the occurrence of a Release Termination Event, as defined in Section 3.01 (the "Other Asset Sales"), to the Indebtedness, subject to the Account Intermediary Liens, as applicable. However, in connection with the Restructuring Term Sheet, the Lenders agreed to release specified asset sale proceeds to the Borrowers in connection with implementation of the pre-arranged plan of reorganization and arrangement contemplated in the Restructuring Term Sheet. The Borrowers have subsequently advised the Lenders that the Borrowers will need access to these proceeds prior to the implementation of such pre-arranged plan, and even prior to the filing of such pre-arranged proceedings, in order to meet operating cash requirements. The Lenders have agreed to release such proceeds under procedures substantially equivalent to a cash collateral stipulation in formal reorganization or arrangement proceedings, to the extent that the Borrowers have a demonstrated need for such funds in accordance with a budget approved by the Required Lenders and have met other terms and conditions. The Borrowers acknowledge that any proceeds generated from asset sales and which the Required Lenders agree may be released to the Borrowers on the terms set forth herein would constitute Cash Collateral.

     H. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Documents.


     NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Philip Entities, the Agents and the Lenders agree as follows:


                                  ARTICLE ONE
               RETENTION AND DISBURSEMENT OF ASSET SALE PROCEEDS

     SECTION 1.01  RELEASE OF SALE PROCEEDS:

     (a) The Borrowers will direct that the proceeds of the Other Asset Sales, including any non-cash proceeds in the form of instruments and bills of exchange (the "Note Proceeds"), net only of reasonable costs and expenses and of payment of indebtedness secured by

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Senior Liens on such assets, and exclusive of proceeds from the sale of Philip
Utilities Management Corporation (the "Other Asset Sale Proceeds"), be delivered directly to the Administrative Agent on the closing dates thereof for the account of the Administrative Agent and the Lenders, subject to the Account Intermediary Liens, as applicable. The Administrative Agent will hold the Aluminum Proceeds and the Other Asset Sale Proceeds (other than the Note Proceeds) subject to the Account Intermediary Liens, in an interest-bearing account maintained by and titled in the Administrative Agent, for the benefit of the Administrative Agent and the Lenders (the "Proceeds Account") under conditions that such amount will be held and dealt with by the Administrative Agent in accordance with the provisions of this Agreement. Any Note Proceeds shall also be delivered to the Administrative Agent, and held by the Administrative Agent for the benefit of the Lenders and the Administrative Agent, subject to the Account Intermediary Liens, as applicable, and any payments in respect of any Note Proceeds shall be deposited into the Proceeds Account. The amounts held in the Proceeds Account from time to time shall bear interest upon such terms as are selected by the Administrative Agent from time to time at the wholesale money market rate of the Administrative Agent for deposits of similar currency, amount and maturities. Unless and until delivered to the Borrowers, title to the Aluminum Proceeds and the Other Asset Sale Proceeds, including the Note Proceeds (the Aluminum Proceeds and the Other Asset Sale Proceeds, including the Note Proceeds, collectively, the "Asset Sale Proceeds"), and any payments in respect of or interest thereon, will remain with the Administrative Agent for the benefit of the Administrative Agent and the Lenders, subject to the Account Intermediary Liens, as applicable. The interest of the Philip Entities, if any, in and to the Asset Sale Proceeds, and any payments in respect of or interest thereon, will at all times continue to be subject to the liens and security interests and to all of the rights and remedies of the Agents and the Lenders set forth in the Credit Documents and this Agreement, and the Account Intermediary Liens, as applicable. Additionally, the Philip Entities hereby grant a lien and security interest to the Administrative Agent in all Asset Sale Proceeds for the benefit of the Administrative Agent, the Security Agent and the Lenders to secure all present and future indebtedness, liabilities and obligations of the Philip Entities under the Credit Documents.

     (b) Unless and until a Release Termination Event has occurred, and subject to fulfillment of the conditions precedent referred to in Article 2 hereof, the Administrative Agent will release from the Proceeds Account, and will deliver to the Borrowers upon request in accordance with Section 2.01(c) hereof, funds in accordance with the Budget (as defined below) and to the extent permitted herein, including, without limitation, (i) the supplemental availability in the aggregate amount of no more than $10,000,000, and (ii) funds sufficient to ensure fulfillment by the Borrowers of the conditions precedent referred to in Sections 2.01(a) and (b) below; provided, however, that the aggregate amount of funds released from the Proceeds Account and delivered to the Borrowers shall not exceed $93,000,000. Nothing in this Agreement shall obligate the Lenders or the Administrative Agent to release any funds or Collateral in excess of the amount held in the Proceeds Account from time to time. Proceeds from the sale of Philip Utilities Management Corporation shall be treated in accordance with
Section 1(a)(vi)(C) of the Restructuring Term Sheet. In the event that aggregate Asset Sale

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Proceeds in excess of $93,000,000 are received by the Administrative Agent in the Proceeds Account (after post-closing adjustments of no greater than $4,000,000 with respect to the Aluminum Proceeds), such proceeds, and interest thereon, shall be held in the Proceeds Account (subject to the Account Intermediary Liens, as applicable,) for application to the Senior Secured Term Debt (as defined in the Restructuring Term Sheet) upon Plan Implementation (as defined in the Restructuring Term Sheet) in accordance with paragraph 1(a)(iv)(B) of the Restructuring Term Sheet, or for application pursuant to
Section 3.03 hereof upon the occurrence of a Release Termination Event. On, but not before, delivery of any funds in the Proceeds Account to the Borrowers, title to such funds shall pass from the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) to the Borrowers. Such funds shall only be available to the Borrowers in amounts set forth in the Budget and as otherwise provided herein, provided, however, that no funds in the Proceeds Account which are subject to the Account Intermediary Liens shall be released without the consent of the holders of the Account Intermediary Liens.

     (c) For greater certainty, from and after the occurrence of a Release Termination Event, no Philip Entity shall be entitled to receive any amounts then held or thereafter deposited in the Proceeds Account or the Note Proceeds (other than in connection with a consensual cash collateral arrangement among the Borrowers and the Required Lenders), all of which shall be retained by and titled in the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) subject to the Account Intermediary Liens, as applicable. From and after the occurrence of a Release Termination Event, any amounts then held or thereafter deposited in the Proceeds Account and the Note Proceeds, shall, on the request of the Required Lenders, be paid by the Administrative Agent Rateably to the Lenders to permanently repay or cash collateralize outstanding Accommodation in accordance with the Credit Agreement, subject to Section 2.03 hereof, and the limit of the Credit (and all Tranches) shall be permanently reduced at the time of such repayment by the amount so repaid.

     SECTION 1.02 THE BUDGET: A budget dated April 1, 1999 (the "Budget") has been prepared by PSC and PSI and has been approved in form and substance by the Required Lenders. The Budget reflects the projected cash requirements, including utilization of asset sale proceeds, of the Philip Entities from the date hereof through December 31, 1999, calculated on a monthly basis. The aggregate amount of funds released to the Borrowers from the Proceeds Account shall at no time exceed the then cumulative monthly projected utilization of asset sale proceeds set out in the Budget, plus $10,000,000.

     SECTION 1.03 REPORTING REQUIREMENTS: The Borrowers shall continue to provide (i) monthly financial statements to the Lenders (as required under the Credit Agreement), and, (ii) bi-weekly reports to the Lenders containing (a) comparisons of actual to projected cash flows; (b) rolling fourteen (14) week cash flow forecasts; and (c) descriptions of proposed asset divestitures and other significant events.

     SECTION 1.04 BUDGET MODIFICATIONS: The Borrowers may modify the Budget only with the consent of the Required Lenders.


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     SECTION 1.05  COVENANTS:  For so long as this Agreement shall remain in effect, the Borrowers shall (i) ensure that the Philip Entities do not make capital expenditures except as specifically set out in the Budget and (ii) comply and cause the Philip Entities to comply with the negative covenants set out in Subsections 8.02(f) (i.e., Restricted Payments), 8.02(i) (i.e., Transactions with Affiliates) and 8.02(v)(vi) (i.e., Investments and Financial Assistance) of the Credit Agreement, provided that, for the purposes of this Agreement, the restriction against Investments and Financial Assistance set out in Subsection 8.02(v)(vi) of the Credit Agreement shall be deemed to extend to December 31, 1999. Nothing in this Agreement shall serve as a waiver of any covenant set out in the Credit Agreement or the Lock-Up Agreement.

     SECTION 1.07 PROHIBITED USE OF CASH COLLATERAL: Notwithstanding anything herein to the contrary, no Cash Collateral may be used to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity, perfection, priority or enforceability of the claims or liens of the Agents and the Lenders, or to investigate or assert any claims or causes of action against the Agents or the Lenders. Furthermore, absent the approval of the Required Lenders, the Philip Entities shall not make any payments outside the ordinary course of business to any of their officers, directors, employees, representatives or agents, other than the management retention arrangements approved by the Required Lenders, or make any other payments outside the ordinary course of business.


                                  ARTICLE TWO
                              CONDITIONS PRECEDENT

     SECTION 2.01 CONDITIONS PRECEDENT: The Administrative Agent shall not be obligated to release any funds to the Borrowers from the Proceeds Account under
Section 1.01 unless all of the following shall have occurred and/or are true:

     (a) PROFESSIONAL FEES AND DISBURSEMENTS: All of the outstanding accounts of Blake, Cassels & Graydon (and their agents), White & Case LLP (and their agents), KPMG Investigation and Security Inc., KPMG Chartered Accountants and PricewaterhouseCoopers LLP shall have been paid at or prior to the date of such release of such portion of the Asset Sales Proceeds;

     (b) REPLENISHING RETAINER FOR PROFESSIONAL FEES AND DISBURSEMENTS: All amounts required to be paid to Blake, Cassels & Graydon pursuant to subsection 8.01(ac) of the Credit Agreement for deposit in the escrow account referred to in such subsection shall have been so paid; and

     (c) APPROVED BUDGET: Such funds are to be released only upon a written request from the Borrowers (each being a "Request"), in the form annexed as Exhibit A, accompanied by a certificate from the chief financial officer of PSC (each being a "Certificate"),

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                                     - 7 -





in the form annexed as Exhibit B, certifying the availability of the amount requested pursuant to the Budget and this Agreement and representing that (i) all conditions precedent hereunder have been satisfied (or will be satisfied in connection with the release of funds in accordance with the terms of the corresponding Request), (ii) the Philip Entities are in full compliance with the provisions of this Agreement, (iii) the Philip Entities require the amount requested in order to maintain operations as reflected in the Budget and such funds are not readily available elsewhere, and (iv) no Release Termination Event has occurred. The Administrative Agent shall be entitled to rely upon any Certificate believed by it to be genuine, provided that the Administrative Agent does not have actual knowledge to the contrary with respect to the matters set out in paragraph 8 of such Certificate. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Release Termination Event unless the Administrative Agent has received written notice from a Lender specifying such Release Termination Event. Subject to the preceding two sentences, the Administrative Agent shall not incur any liability to any Lender as a result of its release of funds from the Proceeds Account in accordance with a Request and Certificate.

     SECTION 2.02 AUTHORIZED PAYMENTS BY ADMINISTRATIVE AGENT: If the conditions precedent to the release of Asset Sales Proceeds set forth in Sections 2.01(a) and/or 2.01(b) hereof have not been satisfied at the time of any request for release of funds delivered pursuant to Section 2.01(c), the Administrative Agent shall be authorized to release funds from the Proceeds Account as required to satisfy the conditions precedent set forth in such Sections 2.01(a) and/or 2.01(b) prior to any such requested release of funds. Without limiting the forgoing, the Administrative Agent shall also have the right from time to time to pay from the Proceeds Account any amounts payable by the Borrowers pursuant to Sections 8.01(s) or 8.01(ac) of the Credit Agreement.

     SECTION 2.03 ACCOUNT INTERMEDIARY LIENS: Notwithstanding anything to the contrary herein, no Cash Collateral or Asset Sale Proceeds subject to the Account Intermediary Liens shall be released, paid or delivered to the Borrowers without the prior written consent of the holders of the Account Intermediary Liens.


                                 ARTICLE THREE
                      RELEASE TERMINATION EVENTS; REMEDIES

     SECTION 3.01 RELEASE TERMINATION EVENTS: For the purposes hereof, a "Release Termination Event" shall occur if:

           (i) in the opinion of the Required Lenders (as evidenced by a resolution of the Required Lenders), (a) any of the Philip Entities fail to perform or comply with the provisions of this Agreement in any respect, or (b) any Certificate contains a misrepresentation;

           (ii) (a) a Termination Event (as defined in the Lock-Up Agreement) has occurred under Section 6(a)(i), (ii), (iii) or (iv) of the Lock-Up Agreement, and the Majority Lenders (as defined in the Lock-Up Agreement) have elected to terminate the Lock-Up Agreement, or (b) the Lock-Up Agreement has been terminated by PSC in accordance with Section 6(c) of the Lock-Up Agreement; or

           (iii) any Philip Entity is the subject of a voluntary or involuntary petition or other proceedings under any insolvency statute in any jurisdiction (including, without limitation, the pre-arranged bankruptcy filings contemplated in the Restructuring Term Sheet and the Lock-Up Agreement, it being the intention of the parties in the event of such contemplated filings that this Agreement shall be supplanted by a Stipulation and Order Authorizing and Restricting Use of Cash Collateral and Granting Adequate Protection of Secured Claims, and an equivalent order in the proceedings to be commenced by one or more of the Philip Entities under the CCAA, to be agreed among the parties hereto).

     SECTION 3.02 CONSEQUENCES OF RELEASE TERMINATION EVENT: Upon the occurrence of a Release Termination Event and without further action by the Administrative Agent or the Lenders: (i) the Philip Entities' entitlement to the Cash Collateral or Asset Sale Proceeds shall terminate; and (ii) the Administrative Agent and Lenders shall be relieved from any further obligation to disburse funds to the Borrowers from the Proceeds Account pursuant to this Agreement, provided that where a disbursement is made by the Administrative Agent in good faith subsequent to the occurrence of a Release Termination Event but prior to the Administrative Agent having received written notice of such Release Termination Event, the Administrative Agent shall have no liability to the Lenders with respect to such disbursement.

     SECTION 3.03 REMEDIES: Immediately upon the occurrence of a Release Termination Event, the Agents and the Lenders may exercise any and all of their rights and remedies granted under the Credit Documents, this Agreement and applicable law, including, without limitation, applying (subject to the Account Intermediary Liens, as applicable) the Note Proceeds and the funds held in the Proceeds Account for Rateable repayment to the Lenders or cash collateralization in accordance with the Credit Agreement of all outstanding Accommodation, in which event the limit of the Credit (and all Tranches) shall be permanently reduced at the time of such repayment by the amount so repaid. The Agents and the Lenders shall have the right to exercise such rights and remedies as to all or such part of the Collateral, the Note Proceeds and the funds held in the Proceeds Account as the Required Lenders shall, in their sole
discretion, elect.   The Philip Entities shall cooperate and comply with the
requests of the Agents and the Lenders in connection with the occurrence and/or declaration of a Release Termination Event and the exercise of any rights and remedies in connection therewith. Subject to the Account Intermediary Liens, as applicable, the Agents and the Lenders shall be entitled to apply the Note Proceeds, the funds held in the Proceeds Account and the Collateral, including, without limitation, the Cash Collateral, in accordance with the provisions of the Credit Documents and this Agreement, and in no event shall the Agents and the Lenders be subject to the equitable doctrine of "marshaling" or any other similar doctrine with respect to the Note Proceeds, the funds held in the Proceeds Account or any of their Collateral or otherwise. Any failure or delay of the Agents or the Lenders to enforce their rights under this Section shall not constitute a waiver of any of their rights.


                                  ARTICLE FOUR
                                    GENERAL

     SECTION 4.01 PRIOR NEGOTIATIONS: This Agreement (and the attachments hereto) constitute the entire agreement between the parties with respect to the holding and release of Asset Sale Proceeds except as otherwise expressly agreed in writing executed by or on behalf of PSC, PSI and the Lenders, and supersede all prior agreements, understandings, negotiations and discussions with respect to the subject matter hereof. There are no promises, undertakings, representations or warranties by any of the parties not expressly set forth or referred to herein or therein.

     SECTION 4.02 HEADINGS: The headings in the Articles and Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

     SECTION 4.03 SUCCESSORS AND ASSIGNS: This Agreement shall bind and enure to the benefit of the parties and their respective successors and assigns, heirs, executors, administrators and representatives. The obligations of the Philip Entities hereunder shall be joint and several.

     SECTION 4.04 LAW OF CONTRACT: This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

     SECTION 4.05 COUNTERPART AND FACSIMILE: This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by any party by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement by such party.

     SECTION 4.06 NO THIRD PARTY BENEFICIARIES: No rights are intended to be created hereunder for the benefit of any third party or any direct, indirect or incidental beneficiary, except as specifically provided herein.

     SECTION 4.07 ACKNOWLEDGMENT AND CONFIRMATION: Each of the undersigned Philip Entities acknowledges and agrees that all of the guarantees and security provided by it to or for the benefit of any one or more of the Administrative Agent, the Security Agent and the Lenders in connection with, or otherwise applicable to, the debts and liabilities of itself or either one or both of the Borrowers to any one or more of the Administrative Agent, the Lenders, the other Agents and their respective Eligible Affiliates under, in connection with or with respect to any one or more of the Credit Agreement, the other Credit Documents and the Lender/Borrower Hedging Arrangements are hereby ratified and confirmed and remain in full force and effect.

     SECTION 4.08 NO WAIVER: The execution of this Agreement by the Administrative Agent is not intended and shall not be deemed to be a waiver of any of the rights or remedies of the Agents or the Lenders under applicable law or any of the Credit Documents.


     IN WITNESS OF WHICH the Philip Entities and the Administrative Agent, on its own behalf and on behalf of the Lenders and the other Agents and their respective Eligible Affiliates have executed this Agreement as of the date indicated on the first page of this Agreement.


                                           CANADIAN IMPERIAL
                                           BANK OF COMMERCE (in its capacity as
                                           Administrative Agent)

                                           by:_____________________________
                                              name:
                                              title:

                                           by:_____________________________
                                              name:
                                              title:

                                           PHILIP SERVICES CORP.

                                           PHILIP SERVICES (DELAWARE), INC.

                                           LUNTZ CORPORATION

                                           LUNTZ ACQUISITION (DELAWARE)
                                           CORPORATION

                                           21ST CENTURY ENVIRONMENTAL
                                           MANAGEMENT, INC.

                                           21ST CENTURY ENVIRONMENTAL
                                           MANAGEMENT, INC. OF NEVADA

                                           21ST CENTURY ENVIRONMENTAL
                                           MANAGEMENT, INC. OF PUERTO RICO

                                           21ST CENTURY ENVIRONMENTAL
                                           MANAGEMENT, INC. OF RHODE ISLAND

                                           CHEMICAL POLLUTION CONTROL, INC. OF
                                           FLORIDA - A 21ST CENTURY
                                           ENVIRONMENTAL MANAGEMENT COMPANY

                                           CHEMICAL POLLUTION CONTROL, INC. OF
                                           NEW YORK - A 21ST CENTURY
                                           ENVIRONMENTAL MANAGEMENT COMPANY

                                           NORTHLAND ENVIRONMENTAL, INC.

                                           RESI ACQUISITION (DELAWARE)
                                           CORPORATION

                                           CHEM-FREIGHT, INC.

                                           REPUBLIC ENVIRONMENTAL RECYCLING
                                           (NEW JERSEY), INC.

                                           REPUBLIC ENVIRONMENTAL SYSTEMS
                                           (PENNSYLVANIA), INC.

                                           REPUBLIC ENVIRONMENTAL SYSTEMS
                                           (TECHNICAL SERVICES GROUP), INC.

                                           REPUBLIC ENVIRONMENTAL SYSTEMS
                                           (TRANSPORTATION GROUP), INC.

                                           PHILIP ENTERPRISES INC./LES
                                           ENTREPRISES PHILIP INC.

                                           PHILIP ANALYTICAL SERVICES
                                           CORPORATION

                                           PHILIP ENVIRONMENTAL (ATLANTIC)
                                           LIMITED

                                           PHILIP ENVIRONMENTAL (ELMIRA) INC.

                                           PHILIP ENVIRONMENTAL SERVICES
                                           LIMITED

                                           PHILIP INVESTMENT CORP.

                                           PSC/IML ACQUISITION CORP.

                                           RECYCLAGE D'ALUMINIUM QUEBEC
                                           INC./QUEBEC ALUMINUM RECYCLING INC.

                                           1195613 ONTARIO INC.

                                           1233793 ONTARIO INC.

                                           842578 ONTARIO LIMITED

                                           COUSINS WASTE CONTROL CORPORATION

                                           D & L, INC.

                                           INTERMETCO U.S., INC.

                                           BUTCO, INC.

                                           ALLTIFT, INC.

                                           INTERMETCO U.S.A. LTD.

                                           GEORGIA TUBULAR PRODUCTS, INC.

                                           NORTRU, INC.

                                           ALLWORTH, INC.

                                           CHEMICAL RECLAMATION SERVICES, INC.

                                           PHILIP RECLAMATION SERVICES,
                                           HOUSTON, INC.

                                           SOUTHEAST ENVIRONMENTAL SERVICES
                                           COMPANY, INC.

                                           CYANOKEM INC.

                                           RHO-CHEM CORPORATION

                                           SESSA, S.A. DE C.V.

                                           THERMALKEM INC.

                                           PEN METALS (DELAWARE), INC.

                                           PHILIP ENVIRONMENTAL OF IDAHO
                                           CORPORATION

                                           PHILIP ENVIRONMENTAL (WASHINGTON)
                                           INC.

                                           BURLINGTON ENVIRONMENTAL INC.
                                           [DELAWARE]

                                           BURLINGTON ENVIRONMENTAL INC.
                                           [WASHINGTON]

                                           RESOURCE RECOVERY CORPORATION

                                           TERMCO CORPORATION

                                           GASOLINE TANK SERVICE COMPANY, INC.

                                           UNITED DRAIN OIL SERVICE, INC.

                                           PHILIP ENVIRONMENTAL SERVICES
                                           CORPORATION

                                           SOLVENT RECOVERY CORPORATION

                                           PHILIP INDUSTRIAL SERVICES (USA),
                                           INC.

                                           PHILIP INDUSTRIAL SERVICES GROUP,
                                           INC.

                                           ALRC, INC.

                                           APLC, INC.

                                           ALLWASTE ASBESTOS ABATEMENT
                                           HOLDINGS, INC.

                                           ALLWASTE ASBESTOS ABATEMENT, INC.

                                           ALLWASTE ASBESTOS ABATEMENT OF NEW
                                           ENGLAND, INC.

                                           ONEIDA ASBESTOS REMOVAL, INC.

                                           ONEIDA ASBESTOS ABATEMENT INC.

                                           PHILIP ENVIRONMENTAL SERVICES, INC.

                                           ACE/ALLWASTE ENVIRONMENTAL SERVICES
                                           OF INDIANA, INC.

                                           ALL SAFETY AND SUPPLY, INC.

                                           PHILIP SCAFFOLD CORPORATION

                                           ALLSCAFF, INC.

                                           ALLWASTE ENVIRONMENTAL
                                           SERVICES/NORTH CENTRAL, INC.

                                           PHILIP SERVICES/OHIO, INC.

                                           PHILIP WEST INDUSTRIAL SERVICES,
                                           INC.

                                           PHILIP TRANSPORTATION AND
                                           REMEDIATION, INC.

                                           PHILIP SERVICES/SOUTH CENTRAL, INC.

                                           PHILIP SERVICES/SOUTHWEST, INC.

                                           PHILIP SERVICES HAWAII, LTD.

                                           ALLWASTE SERVICIOS INDUSTRIALES DE
                                           CONTROL ECOLOGICO S.A. DE C.V.

                                           ALLWASTE TANK SERVICES S.A. DE C.V.

                                           ALLWASTE TEXQUISITION, INC.

                                           CALIGO DE MEXICO, S.A. DE C.V.

                                           PHILIP AUTOMOTIVE, LTD.

                                           INDUSTRIAL CONSTRUCTION SERVICES
                                           COMPANY, INC.

                                           J.D. MEAGHER/ALLWASTE, INC.

                                           JAMES & LUTHER SERVICES, INC.

                                           JESCO INDUSTRIAL SERVICES, INC.

                                           PHILIP OIL RECYCLING, INC.

                                           PHILIP INDUSTRIAL SERVICES OF TEXAS,
                                           INC.

                                           PHILIP SERVICES/LOUISIANA, INC.

                                           PHILIP MID-ATLANTIC, INC.

                                           PHILIP SERVICES/MISSOURI, INC.

                                           PHILIP SERVICES/MOBILE, INC.

                                           PHILIP SERVICES/NORTH ATLANTIC, INC.

                                           PHILIP SERVICES/NORTH CENTRAL, INC.

                                           PHILIP SERVICES/OKLAHOMA, INC.

                                           PHILIP PLANT SERVICES, INC.

                                           PHILIP SERVICES/ATLANTA, INC.

                                           BEC/PHILIP, INC.

                                           PHILIP/WHITING, INC.

                                           ALLWASTE OF CANADA LTD.

                                           CALIGO RECLAMATION LTD.

                                           ALLWASTE TANK CLEANING, INC.

                                           ALLWASTE RAILCAR CLEANING, INC.

                                           ALLWASTE RECOVERY SYSTEMS, INC.

                                           PSC ENTERPRISES, INC.

                                           ALLIES STAFFING, INC.

                                           ALLIES STAFFING LTD.

                                           ALLQUEST CAPITAL, INC.

                                           PHILIP METALS (DELAWARE), INC.

                                           INTSEL SOUTHWEST LIMITED PARTNERSHIP

                                           PHILIP METALS INC.

                                           PHILIP METALS RECOVERY (USA) INC.

                                           PHILIP SERVICES (PENNSYLVANIA), INC.

                                           PHILIP METALS (NEW YORK), INC.

                                           PHILIP ST, INC.

                                           PHILIP CHEMISOLV HOLDINGS, INC.

                                           PHILIP CHEMI-SOLV, INC.

                                           DM ACQUISITION CORPORATION

                                           DELTA MAINTENANCE, INC.

                                           PHILIP REFRACTORY & CORROSION
                                           CORPORATION

                                           HARTNEY CORPORATION

                                           PHILIP REFRACTORY SERVICES, INC.

                                           TOTAL REFRACTORY SYSTEMS, INC.

                                           PHILIP REFRACTORY & CORROSION
                                           SERVICES, INC.

                                           UNITED INDUSTRIAL MATERIALS, INC.

                                           INDUSTRIAL SERVICES TECHNOLOGIES,
                                           INC.

                                           ADVANCED ENVIRONMENTAL SYSTEMS, INC.

                                           ADVANCED ENERGY CORPORATION

                                           INTERNATIONAL CATALYST, INC.

                                           IST HOLDING CORP.

                                           CHEM-FAB, INC.

                                           PIPING HOLDINGS CORP.

                                           PIPING COMPANIES, INC.

                                           PIPING MECHANICAL CORPORATION

                                           HYDRO-ENGINEERING & SERVICE, INC.

                                           MAC-TECH, INC.

                                           SERV-TECH DE MEXICO S DE R.L. DE
                                           C.V.

                                           SERV-TECH MEXICANA S DE R.L. DE C.V.

                                           PETROCHEM FIELD SERVICES DE
                                           VENEZUELA

                                           PHILIP ENTERPRISE SERVICE
                                           CORPORATION

                                           PHILIP MECHANICAL SERVICES OF
                                           LOUISIANA, INC.

                                           PHILIP ST PIPING, INC.

                                           PHILIP TECHNICAL SERVICES, INC.

                                           PHILIP/SECO INDUSTRIES, INC.

                                           TIPCO ACQUISITION CORP.

                                           PRS HOLDING, INC.

                                           PHILIP PETRO RECOVERY SYSTEMS, INC.

                                           SERV-TECH EPC, INC.

                                           SERV-TECH CONSTRUCTION AND
                                           MAINTENANCE, INC.

                                           SERV-TECH ENGINEERS, INC.

                                           PHILIP F.C. SCHAFFER, INC.


                                           SERV-TECH INTERNATIONAL SALES, INC.

                                           SERV-TECH OF NEW MEXICO, INC.

                                           SERV-TECH SERVICES, INC.

                                           SERV-TECH SUDAMERICANA S.A.

                                           SERVTECH CANADA, INC.

                                           ST DELTA CANADA, INC.

                                           TERMINAL TECHNOLOGIES, INC.

                                           RMF GLOBAL, INC.

                                           RMF INDUSTRIAL CONTRACTING, INC.

                                           RMF ENVIRONMENTAL, INC.

                                           PHILIP METALS (USA), INC.

                                           ARC DUST PROCESSING (BARBADOS)
                                           LIMITED

                                           PHENCORP INTERNATIONAL FINANCE INC.

                                           PHENCORP INTERNATIONAL B.V.

                                           PHILIP SERVICES (NETHERLANDS) B.V.

                                           PHILIP SERVICES (EUROPE) LIMITED

                                           ALLIED METALS LIMITED

                                           B.M. METALS (RECYCLING) LTD.

                                           BATH RECLAMATION (AVONMOUTH) CO.
                                           LIMITED

                                           BLACKBUSHE LIMITED

                                           BLACKBUSHE METALS (WESTERN) LIMITED

                                           ELLIOTT METAL COMPANY LIMITED

                                           SOUTHERN HAULIERS LIMITED

                                           T.C. FRASER (METALS) LIMITED

                                           E. PEARSE (HOLDINGS) LIMITED

                                           E. PEARSE & CO., LIMITED

                                           C. PHILIPP & SONS (BRISTOL) LIMITED

                                           MAYER PEARSE LIMITED

                                           WIDSITE LIMITED

                                           PHILIP METALS (EUROPE) LIMITED

                                           PHENCORP REINSURANCE COMPANY INC.

                                           PHILIP INTERNATIONAL DEVELOPMENT
                                           INC.

                                           CECATUR HOLDINGS

                                           PHILIP SERVICES (DELAWARE), L.L.C.

                                           CHEMISOLV LIMITED

                                           ALLWASTE SERVICES OF EL PASO, INC.

                                           DEEP CLEAN, INC.

                                           2766906 CANADA INC.

                                           721646 ALBERTA LTD.

                                           800151 ONTARIO INC.

                                           912613 ONTARIO LTD.

                                           PHILIP PLASMA METALS INC.

                                           CALIGO PARTNERSHIP

                                           BY ITS PARTNER ALLWASTE OF CANADA
                                           LTD.

                                           DELSAN DEMOLITION LIMITED

                                           NORTRU, LTD.

                                           and all other Guarantor Subsidiaries
                                           (if any)

                                           in each case by:


                                           ____________________________________
                                           Colin Soule
                                           Authorized Signatory

                                   Exhibit A


                             REQUEST AND DIRECTION


TO:  Canadian Imperial Bank of Commerce, as Administrative Agent

RE: The agreement authorizing and restricting the use of proceeds of asset sales (the "PROCEEDS AGREEMENT") dated as of April 5, 1999 among the Restricted Parties and the Administrative Agent, on its own behalf and on behalf of the Lenders and the other agents under the Credit Agreement

WHEREAS:

A. The Cdn. Borrower and the U.S. Borrower (collectively the "Borrowers") would like to request that the Administrative Agent release and deliver to the Borrowers certain Released Amounts pursuant to Section 2.01(c) of the Proceeds Agreement.

B. Capitalized terms used but not defined in this Request and Direction have the meanings given to such terms in the Proceeds Agreement.

     THIS REQUEST AND DIRECTION WITNESSES THAT the Borrowers hereby irrevocably request, acknowledge, authorize and direct as follows:

1. The Borrowers request that the Administrative Agent release $o (the "Requested Amount") pursuant to Section 2.01 of the Proceeds Agreement.

2. In order to satisfy the conditions precedent set out in Sections 2.01(a) and (b) of the Proceeds Agreement and, pursuant to Section 2.02 of the Proceeds Agreement, the Borrowers irrevocably authorize and direct the Administrative Agent to pay the following amounts from the Requested
     Amount:

     (a) $o [EG. PAYMENT OF PROFESSIONAL FEES]

      and to pay the balance of the Requested Amount to [Philip Services Corp./Philip Services (Delaware), Inc.]

and this shall be the Administrative Agent's good and sufficient authority for doing so.

DATED as of o, 1999.


PHILIP SERVICES CORP.                   PHILIP SERVICES (DELAWARE), INC.

by:_______________________________      by:_______________________________
   name:                                   name:
   title:                                  title:

                                   Exhibit B

                                  CERTIFICATE


TO:  Canadian Imperial Bank of Commerce, as Administrative Agent

RE: The agreement authorizing and restricting the use of proceeds of asset sales (the "PROCEEDS AGREEMENT") dated as of April 5, 1999 among the Restricted Parties and the Administrative Agent, on its own behalf and on behalf of the Lenders and the other agents under the Credit Agreement

     I, o, in my capacity as Chief Financial Officer of the Cdn. Borrower, certify on behalf of the Cdn. Borrower, and without personal liability, as follows:

1. Capitalized terms used but not otherwise defined in this Certificate have the respective meanings given to such terms in the Proceeds Agreement.

2. This Certificate is furnished to you pursuant to subsection 2.01(c) of the Proceeds Agreement in connection with a request and direction (the "REQUEST AND DIRECTION") delivered today to the Administrative Agent by the Cdn. Borrower and the U.S. Borrower (collectively the "BORROWERS") requesting the release and delivery of $o (the "REQUESTED AMOUNT") to the Borrowers.

3. I have made, or caused to be made, such examinations or investigations as are, in my opinion, necessary to make the statements of fact contained in this Certificate and I have furnished this Certificate with the intent that it may be relied on by the Administrative Agent as a basis for releasing the Requested Amount in accordance with the Request and Direction.

4. As of date of this Certificate and to the best of my knowledge, the Philip Entities are in full compliance with the provisions of the Proceeds Agreement.

5. As of the date of this Certificate and to the best of my knowledge, no Release Termination Event has occurred.

6. Upon the release of funds by the Administrative Agent as directed in the Request and Direction, the conditions precedent set out in Section 2.01 of the Proceeds Agreement will be satisfied.

7. The Philip Entities require the Requested Amount in order to maintain operations as reflected in the Budget and such funds are not readily available elsewhere.

8. The Requested Amount is less than or equal to the amount of funds in the Proceeds Account available to be released by the Administrative Agent to the Borrowers as of the
      date of this Certificate (the "Available Amount"), such Available Amount being calculated as follows:


Utilization of Asset Sale Proceeds set out in the Budget for all prior calendar
months                                                                               $-
Utilization of Asset Sale Proceeds set out in the Budget for current calendar month  $-
Plus
 SUBTOTAL                                                                            $10,000,000
                                                                                     -----------
Less aggregate funds previously released from Proceeds Account                       $-
 TOTAL                                                                               $-
                                                                                     -----------
The lesser of (i) funds currently held in Proceeds Account                           $-
and (ii) Total                                                                       $-
equals (iii) AVAILABLE AMOUNT                                                        $-

Dated as of ---- day of ----, 1999
   ---- , in my capacity as Chief Financial Officer of Philip Services Corp.

_______________________________